UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

October 22, 2002

Date of Report

(Date of earliest event reported)

RED BUTTE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                            0-27737                                                                 77-0454856

(State or other jurisdiction                                                    (Commission File Number)                                                 (IRS Employer

 of incorporation)                                                                                                                                                         Identification No)

700 Ioco Road

Port Moody, British Columbia, Canada V6H 2W8

(Address of Principal Executive Offices)

(604) 461-4946

(Registrant’s Telephone Number)

Item 1.

Changes in Control of Registrant

    (a)    Effective October 22, 2002, the majority shareholder of the Registrant (“Red Butte”) and Canglobe Development, Inc. (“Canglobe”), a corporation organized under the laws of the Canada, executed an agreement whereby the Shareholder, Sinoray Technology Limited, a corporation organized under the laws of the British Virgin Islands and controlled by Liang Xue Ming, Barry Tang and David Wang, agreed to sell an aggregate of 1,250,000 shares of the common stock of the Registrant to Canglobe in exchange for $300,000. The effective sale date was October 22, 2002, and the shares aqcuired by Canglobe constitute 53.1% of the total issued and outstanding shares of the Registrant’s common stock.

    The source of the consideration used by Canglobe to acquire their interest in the Registrant was $300,000 paid from Canglobe’s working capital.

    The principal terms of the Agreement were:

        1.    The acquisition of 1,250,000 shares of the common stock of the Registrant in exchange for $300,000. At closing, there will be 2,350,000 post-sale outstanding shares of common stock of the Registrant.

         2.    The Registrant’s Board of Directors will appoint one individual designated by Canglobe to assume the director seat left open by the October 22, 2002 resignation of Liang Xue Ming from the Board of Directors of the

                Registrant.

          (b)(I)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant’s transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant’s common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Liang Xue Ming	President/Director	0	0
Charles Spooner	Secretary/Director	60,250	2.6%
Sinoray Technology Limited		1,250,000	53.1%
Ian Stuart		150,000	6.4%
Chris Stewart		86,400	3.7%

        (b)(ii)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant’s transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant’s common stock following the closing of the Agreement, and the share holdings of the new members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Canglobe Development, Inc.		1,250,000	53.1%
Charles Spooner	Secretary/Director	60,250	2.6%
Ian Stuart		150,000	6.4%
Chris Stewart	Director	86,400	3.7%

Item 2.    Acquisition or Disposition of Assets

    None/Not Applicable

Item 3.    Bankruptcy or Receivership

    None/Not Applicable

Item 4.    Changes in Registrant’s Certifying Accountant

    None/Not Applicable

Item 5.    Other Events and Regulation FD Disclosure

    None/Not Applicable

Item 6.    Resignations of Registrant’s Directors

    On October 22, 2002, Liang Xue Ming resigned his position as a director and officer of the Registrant.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

    None/Not Applicable

Item 8.    Change in Fiscal Year

    None/Not Applicable

Item 9.    Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RED BUTTE ENERGY, INC..

Dated:  October 29, 2002                                                                                       /s/ Charles Spooner

                                                                                                                                   Charles Spooner,

                                                                                                                                   Director/Secretary